Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
February, 1998



Scheduled Maturity                                                 6/15/98


Coupon                                                  6.0375%



Excess Protection Level
   3 Month Average  7.97%
      February, 1998  8.55%
      January, 1998  8.07%
      December, 1997  7.27%


Cash Yield                                              22.08%


Investor Charge Offs                                    6.10%


Base Rate                                               7.43%


Over 35 Day Delinquency                                 5.52%


Seller's Interest                                       27.12%


Total Payment Rate                                      10.29%


Total Principal Balance                                $5,493,913,881.70


Investor Participation Amount                          $166,666,666.64


Seller Participation Amount                            $1,489,747,215.0